MONARCH FUNDS

Daily Assets Government Fund

Daily Assets Treasury Fund

Supplement Dated February 27, 2009

to the Prospectus Dated January 20, 2009

On December 12, 2008, the Board of Trustees (the "Board") of the Monarch Funds (the "Trust") approved a plan (“Plan”) to liquidate and terminate the Daily Assets Government Fund and Daily Assets Treasury Fund (“Portfolios”), upon recommendation of Monarch Investment Advisors, LLC ("Advisor"), the manager to the Portfolios. The Board determined that the liquidation and termination of the Portfolios was in the best interests of shareholders due primarily to anticipated redemptions by certain shareholders, which were expected to render the Portfolios’ fees uncompetitive.

Pursuant to the Plan, the Portfolios are liquidating their assets and distributing cash pro rata to all shareholders who have not previously redeemed or exchanged all of their shares of the Portfolios. The liquidation of the Portfolios and distribution of assets to shareholders is expected to be completed on or about February 27, 2009. Once the distribution is complete, the Portfolios will terminate.

For more information, please contact your financial intermediary or contact a Monarch customer service representative at

(800) 754-8757

Please retain for future reference.